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                                                             EXHIBIT 10.18(VIII)


                              EIGHTH AMENDMENT TO
                   WAREHOUSING CREDIT AND SECURITY AGREEMENT


         THIS EIGHTH AMENDMENT TO WAREHOUSING CREDIT AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 1st day of October, 1994, by and between U.S. HOME MORTGAGE CORPORATION, a Florida corporation (the "Company") and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

         WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present commitment amount of Forty Million Dollars ($40,000,000) (the "Commitment"), to finance the origination and acquisition of Mortgage Loans as evidenced by a Fourth Amended and Restated Promissory Note in the principal sum of Forty Million Dollars ($40,000,000), dated as of June 15, 1993 (the "Note"), and by a Warehousing Credit and Security Agreement dated as of April 15, 1992, as the same may have been amended or supplemented (the "Agreement"); and

         WHEREAS, the Company has requested the Lender to reduce the Commitment amount, to provide for tiered pricing on the Commitment, and to amend certain other terms of the Agreement, and the Lender has agreed to such reduction and amendment subject to the terms and conditions of this Amendment.

         NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the Agreement.

         2. Section 1.1 of the Agreement shall be amended by adding the following definition:

                 "C.P. Rate" means, as of any date of determination, the rate of interest per annum which is equal to the composite rate for dealer-placed thirty-day commercial paper published by Knight-Ridder, Inc. on its MoneyCenter system at 10 a.m. on the first Business Day of such week. The CP Rate shall be rounded, if necessary, to the next highest one eighth of one percent. If such composite commercial paper rate is not so published for any period, then during such period the CP Rate shall mean the rate for thirty-day commercial paper sold through dealers published for the first Business Day of such week in The Wall Street Journal in its regular column entitled "Money Rates."





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         3.      From the date hereof until December 31, 1994, Section 1.1 of the Agreement shall be amended to delete the definition of "Floating Rate" in its entirety, replacing it with the following definition:

                 "Floating Rate" means the Tier 1 Floating Rate or the Tier 2 Floating Rate, as applicable.

         4. Effective as of November 1, 1994, Section 2.1(a) of the Agreement is hereby deleted in its entirety and the following section is substituted in lieu thereof:

                 2.1(a)   Subject to the terms and conditions of  this
         Agreement and provided no Default or Event of Default has occurred and is continuing, the Lender agrees, from time to time during the period from November 1, 1994, to and including August 31, 1995 (unless such period is earlier terminated pursuant hereto) to make Advances to the Company, provided the total aggregate principal amount outstanding at any one time of all such Advances shall not exceed Twenty-Five Million Dollars ($25,000,000). The obligation of the Lender to make Advances hereunder up to such limit, is hereinafter referred to as the "Commitment." Within the Commitment, the Company may borrow, repay and reborrow. All Advances under this Agreement shall constitute a single indebtedness, and all of the Collateral shall be security for the Note and for the performance of all the Obligations.

         5. Effective as of November 1, 1994, Section 2.1(b)(1) of the Agreement is hereby deleted in its entirety and the following section is substituted in lieu thereof:

                 (1) The aggregate amount of Wet Settlement Advances outstanding at any one time shall not exceed Seven Million Dollars ($7,000,000).

         6. From the date hereof through December 31, 1994, Section 2.4(a) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

                 2.4(a)   From the date hereof, to and including December 31,
         1994, the unpaid amount of each Ordinary Warehousing Advance shall bear interest, from the date of such Ordinary Warehousing Advance until paid in full, at rates of interest which are equal to:

                 (i) From the date hereof, to and including December 31, 1994, the unpaid amount of each Ordinary Warehousing Advance shall bear interest, from the date of such





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         Ordinary Warehousing Advance until paid in full, at rates of interest which are equal to:

                          (A) On the outstanding principal amount of Ordinary Warehousing Advances in an amount not to exceed twenty percent (20%) of the Commitment, a floating rate of interest which is equal to the greater of (a) LIBOR plus one and one-quarter percent (1.25%) per annum or (b) the C.P. Rate plus one percent (1.00%) per annum (the "Tier 1 Floating Rate").

                          (B) On the outstanding principal amount of Ordinary Warehousing Advances to the extent such outstanding principal amount exceeds twenty percent (20%) of the Commitment, a floating rate of interest which is equal to LIBOR plus one and one- half percent (1.50%) per annum (the "Tier 2 Floating Rate").

                 (ii) From November 1, 1994, to and including December 31, 1994, the unpaid amount of each Ordinary Warehousing Advance shall bear interest, from the date of such Ordinary Warehousing Advance until paid in full, at a floating rate of interest which is equal to the greater of (a) LIBOR plus one and one-quarter percent (1.25%) per annum or (b) the C.P. Rate plus one percent (1.00%) per annum.

                 (iii) Each Floating Rate will be adjusted as of the effective date of each change in LIBOR. The Lender's determination of each Floating Rate as of any date of determination shall be conclusive and binding, absent manifest error.

         7. Effective as of November 1, 1994, the words "Thirty Million Dollars ($30,000,000)" in Sections 2.9(a) and 2.9(b) of the Agreement shall be replaced with the words "Fifteen Million Dollars ($15,000,000)" wherever they appear in such sections.

         8. On December 31, 1994, the provisions of the Agreement amended by paragraphs 3 and 6 of this Amendment shall automatically revert to the provisions in effect prior to the effective date of this Amendment.

         9. As a condition precedent to the effectiveness of this Amendment, the Company shall deliver to the Lender an executed original of this Amendment.

         10. The Company represents, warrants and agrees that (a) there exists no Default or Event of Default under the Loan Documents, (b) the Loan Documents continue to be the legal, valid





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and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and (e) there has been no material adverse change in the financial condition of the Company from the date of the Agreement to the date of this Amendment.

         11. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

         12. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                                            U.S. HOME MORTGAGE CORPORATION,
                                            a Florida corporation


                                            By: /s/ Thomas A. Napali
                                            Its: Vice President


                                            RESIDENTIAL FUNDING CORPORATION,
                                            a Delaware corporation

                                            By: /s/ DONNA A WEST
                                            Its: Vice President





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STATE OF Texas            )
                          ) ss
COUNTY OF Harris          )

         On November 15, 1994, before me, a Notary Public, personally appeared Thomas A. Napoli, the Vice President of U.S. HOME MORTGAGE CORPORATION, a Florida corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

                                   WITNESS my hand and official seal.

                                   /s/ Brenda Grable
                                   Notary Public
(SEAL)                             My Commission Expires: 7-1-97


STATE OF Florida          )
                          ) ss
COUNTY OF Broward         )

         On November 16, 1994, before me, a Notary Public, personally appeared Donna A, West, the Vice President of RESIDENTIAL FUNDING CORPORATION, a Delaware corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

                                   Marsha S. Grabin
                                   Notary Public
(SEAL)                             My Commission Expires: 9-15-98









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